                                                                    EXHIBIT 25.7
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                                    FORM T-1
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                           ---------------------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                   13-5160382
(State of incorporation                                    (I.R.S. employer
if not a U.S. national bank)                               identification no.)

One Wall Street, New York, N.Y.                            10286
(Address of principal executive offices)                   (Zip code)

                           ---------------------------

                        ENDURANCE SPECIALTY HOLDINGS LTD.
               (Exact name of obligor as specified in its charter)

Bermuda                                                    98-0392908
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

Wellesley House
90 Pitt's Bay Road
Pembroke HM 08, Bermuda
(Address of principal executive offices)                   (Zip code)

                           ---------------------------

                   Guarantee of Trust Preferred Securities of
                       Endurance Holdings Capital Trust II
                       (Title of the indenture securities)

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1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT
     IS SUBJECT.

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                 Name                                     Address
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     Superintendent of Banks of the State of          One State Street, New York, N.Y.
     New York                                         10004-1417, and Albany, N.Y. 12223

     Federal Reserve Bank of New York                 33 Liberty Street, New York, N.Y. 10045

     Federal Deposit Insurance Corporation            Washington, D.C.  20429

     New York Clearing House Association              New York, New York   10005

     (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

      Yes.

2.    AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
     AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE
     INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE
     7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R.
     229.10(D).

     1.  A copy of the Organization Certificate of The Bank of New York
         (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1
         filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1
         filed with Registration Statement No. 33-29637 and Exhibit 1 to Form
         T-1 filed with Registration Statement No. 333-121195.)

     4.  A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121195.)

     6.  The consent of the Trustee required by Section 321(b) of the Act.
         (Exhibit 6 to Form T-1 filed with Registration Statement No.
         333-106702.)

     7.  A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 9th day of December, 2005.

                                           THE BANK OF NEW YORK

                                           By:  /S/ KISHA A. HOLDER
                                                --------------------
                                           Name:   KISHA A. HOLDER
                                           Title:  ASSISTANT VICE PRESIDENT

                                                                       EXHIBIT 7
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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business September 30,
2005, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                  Dollar Amounts
ASSETS                                                              In Thousands
Cash and balances due from depository
 institutions:
 Noninterest-bearing balances and currency
  and coin...........................................                 $3,223,000
 Interest-bearing balances...........................                  6,428,000
Securities:
 Held-to-maturity securities.........................                  2,071,000
 Available-for-sale securities.......................                 22,899,000
Federal funds sold and securities purchased
 under agreements to resell
 Federal funds sold in domestic offices..............                  1,783,000
 Securities purchased under agreements to
 resell..............................................                    271,000
Loans and lease financing receivables:
 Loans and leases held for sale......................                          0
 Loans and leases, net of unearned
   income............................................                 34,349,000
 LESS: Allowance for loan and
   lease losses......................................                    557,000
 Loans and leases, net of unearned
   income and allowance..............................                 33,792,000
Trading assets.......................................                  5,761,000
Premises and fixed assets (including
 capitalized leases).................................                    801,000
Other real estate owned..............................                          0
Investments in unconsolidated subsidiaries
 and associated companies............................                    288,000
Customers' liability to this bank on
acceptances outstanding..............................                    106,000

Intangible assets:
 Goodwill............................................                  2,158,000
 Other intangible assets.............................                    765,000
Other assets.........................................                  5,391,000
                                                                     -----------
Total assets.........................................                $85,737,000
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LIABILITIES
Deposits:
 In domestic offices.................................                $35,878,000
 Noninterest-bearing.................................                 16,458,000
 Interest-bearing....................................                 19,420,000
 In foreign offices, Edge and Agreement
   subsidiaries, and IBFs............................                 26,474,000
 Noninterest-bearing.................................                    448,000
 Interest-bearing....................................                 26,026,000
Federal funds purchased and securities sold
   under agreements to repurchase
  Federal funds purchased in domestic
   offices...........................................                  3,200,000
   Securities sold under agreements to
    repurchase........................................                   101,000
Trading liabilities...................................                 2,914,000
Other borrowed money:
 (includes mortgage indebtedness and obligations
 under capitalized leases)............................                 1,247,000
Not applicable
Bank's liability on acceptances executed and
 outstanding..........................................                   108,000
Subordinated notes and debentures.....................                 1,440,000
Other liabilities.....................................                 6,119,000
                                                                     -----------
Total liabilities.....................................               $77,481,000
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Minority interest in consolidated
 subsidiaries.........................................                   141,000

EQUITY CAPITAL
Perpetual preferred stock and related
 surplus..............................................                         0
Common stock..........................................                 1,135,000
Surplus (exclude all surplus related to
 preferred stock).....................................                 2,092,000
Retained earnings.....................................                 4,976,000
Accumulated other comprehensive income................                   -88,000
Other equity capital components.......................                         0
Total equity capital..................................                 8,115,000
                                                                     -----------
Total liabilities, minority interest, and equity
 capital..............................................               $85,737,000
                                                                     ===========

     I, Thomas J. Mastro, Executive Vice President and Comptroller of the
above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                           Thomas J. Mastro,
                                    Executive Vice President and Comptroller

     We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi
Gerald L. Hassell                                          Directors

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